                       SECOND AMENDMENT TO LOAN AGREEMENT


         Second Amendment to Loan Agreement ("Amendment") made as of the 19th day of May, 1999, by and among FONIX CORPORATION, a Delaware corporation, and FONIX/ASI CORPORATION, a Utah corporation, jointly and severally (each a "Borrower", and collectively, the "Borrowers"), and LERNOUT & HAUSPIE SPEECH PRODUCTS N.V., a Belgian corporation ("Lender"), with respect to that certain Loan Agreement dated April 22, 1999 by and among Borrowers and Lender, as amended by that certain Amendment to Loan Agreement dated as of May 12, 1999 (as amended, the "April Loan Agreement"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the April Loan Agreement.

         WHEREAS, Borrowers and the Lender are parties to the April Loan Agreement pursuant to which the Lender has provided a loan of $1,000,000 on April 28, 1999 and a loan of $100,000 on or about May 12, 1999 to the Borrowers;

         WHEREAS, Fonix/ASI Corporation and Lender have agreed to enter into an additional Loan Agreement dated as of the date hereof (the "May Loan Agreement"), under which the Lender will provide additional loans of up to $4,900,000 to Fonix/ASI Corporation, under the terms and conditions thereof;

         WHEREAS, in connection with the May Loan Agreement, Borrowers and the Lender have agreed to certain amendments to the terms of the April Loan Agreement and the Loan Documents;

         NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Borrowers and the Lender hereby agree as follows:

     1.  Amendments to Loan Agreement.

         (a) Loans to Fonix Corporation. Section 4(b) of the April Loan Agreement is hereby stricken and deleted in its entirety, and replaced with the following in lieu thereof:

              " (b) Except as consented to by the Lender, the Borrowers shall not pay or set apart for payment to holders of their capital stock, any dividends, and the Borrowers shall not redeem or purchase any shares of capital stock, provided, however, that notwithstanding anything to the contrary herein and subject to satisfaction of all of the conditions precedent set forth in
              Section 7 hereof, Fonix/ASI Corporation may loan such amounts to Fonix Corporation as may be permitted under Section 4(b) of the Loan Agreement between Fonix/ASI Corporation and Lender dated as of May 19, 1999, and subject to the conditions thereof."

         (b) Indebtedness. Section 4(g) of the Loan Agreement is hereby stricken and deleted in its entirety and replaced with the following in lieu thereof:

         "(g) Fonix/ASI Corporation will not create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any indebtedness (other than current trade payables and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practice), or indebtedness to the Lender."

         (c) Break-Up. Section 8(h) of the Loan Agreement is hereby stricken and deleted in its entirety and replaced with the following in lieu thereof:

                  "h.  Intentionally omitted."

        2.      Conditions Precedent.

         Each Borrower acknowledges and agrees that Lender will not enter into this Amendment unless and until all of the following conditions have been satisfied and remain satisfied:

         (a) Representations and Warranties. Borrowers' representations and warranties contained herein and in each and every Loan Document shall be correct and complete in all material respects;

         (b) Covenants. Borrowers shall be in compliance in all material respects with all covenants and agreements contained herein and in each and every Loan Document;

         (c) No Events of Default. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default; and

         (d) Delivery of Documents. Borrowers shall have executed and delivered, or caused to be delivered, to Lender: (i) this Amendment, (ii) the Second Amendment To Promissory Note in the form attached hereto as Exhibit A, (iii) the Second Amendment to Security Agreement in the form attached hereto as Exhibit B,
(iv) such legal opinions as in its reasonable judgment the Lender deems necessary in form and substance satisfactory to Lender in the form attached hereto as Exhibit C; and (v) a completed Exhibit D showing bank accounts as set forth in Section 3(a) hereof.

         (e) No Material Adverse Effect. No event or condition having a material adverse effect with respect to either Borrower shall have occurred.

         3.       Additional Provisions.

                  (a) Bank Accounts. Each Borrower represents, warrants, covenants and agrees that it shall hold all proceeds of the Loan at only those bank accounts set forth on Exhibit D attached hereto, until such time the Borrowers make disbursements from such accounts for the purposes set forth in
Section 2(c) of the April Loan Agreement.

                  (b) No Prepayment of Indebtedness. Each Borrower represents, warrants, covenants and agrees that it shall not prepay any indebtedness to any party other than the Lender.

         4. Representations and Warranties. To induce the Lender to enter into this Amendment and perform its obligations hereunder, Borrowers hereby jointly and severally represent and warrant as follows:

         (a) Organization and Qualification. The Borrowers are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have all required corporate power and authority to own or lease their property, to carry on their businesses as presently conducted and to carry out the transactions contemplated hereby.

         (b) Charter. The Borrowers have delivered to counsel to the Lender true and complete copies of their respective Certificates of Incorporation or equivalent documents as amended from time to time (the "Charters") and their by-laws ("By-laws") as currently in effect.

         (c) Authorization of Transaction. The execution, delivery and performance of this Amendment, the other documents executed and/or delivered in connection herewith, and the other Loan Documents by Borrowers have been duly authorized by all necessary corporate action of the Borrowers. The Loan Documents are the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The issuance of the Amendment to Promissory Note by Borrowers pursuant to the terms of this Amendment is duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Borrowers or of any governmental authority or agency will be required for the issuance and sale of the Note as contemplated by this Agreement.

         (d) Approvals; Compliance With Laws. The execution, delivery and performance of this Amendment by Borrowers and the transactions contemplated hereby: (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof; (ii) will not conflict with or constitute a breach or violation of the Charters or By-laws of the Borrowers; and (iii) will not result in a violation of any law or regulation to which they are subject.

         (e) Disclosure. This Amendment, together with any financial statement, schedule, exhibit or other statement (written or oral) pertaining to the Borrowers, made, delivered or communicated to the Lender by the Borrowers, or any representative thereof, in connection with this Amendment and the transactions related thereto, contains no untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

         (f) Title. Fonix/ASI Corporation has good and marketable title to all of the Collateral (as defined in the Security Agreement), free and clear of any liens other than the liens disclosed on Schedule 3(f) attached to the April Loan Agreement or liens held by the Lender (the "Permitted Liens"), and Fonix Corporation has good and marketable title to all of the capital stock of Fonix/ASI Corporation, free and clear of any liens other than the Permitted Liens.

         (g) Enforcement; No Other Liens. The Borrowers have not performed any acts which might prevent the Lender from enforcing any of the terms of this Amendment or the Loan Documents or which would limit the Lender in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments in favor of the Lender or with respect to the Permitted Liens, no financing statement, mortgage or security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effected to perfect a lien on such Collateral. No Collateral is in the possession of any person (other than the Borrowers) asserting any claim thereto or security interest therein other than Collateral being repaired by third parties in the ordinary course of business and inventory in transit.

         (h) Perfection. The liens granted to Lender pursuant to the Loan Documents constitute valid first priority security interests in the Collateral securing the Obligations (as defined in the Security Agreements) and constitute first priority perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC prior to all other liens and rights of others therein except for the Permitted Liens.

         (i) No Material Adverse Change. Other than as disclosed in Schedule 3(l) to the April Loan Agreement or as otherwise disclosed in the periodic reports filed by Fonix Corporation with the Securities and Exchange Commission, there has occurred, since December 31, 1998, no event which has had or is reasonably likely to have a material adverse change on either Borrower or any of their subsidiaries.

         (j) Intellectual Property. Fonix/ASI Corporation owns or possesses the adequate right to use all Intellectual Property Rights necessary to the conduct of its business as presently conducted or presently contemplated to be conducted as of the date of this Agreement. Schedule 3(m) attached to the April Loan Agreement contains a list of all patents, tradenames, trademarks, service marks, and registered copyrights and applications for the same owned by Fonix/ASI Corporation or any of its subsidiaries. Fonix/ASI Corporation has unencumbered title to the Intellectual Property Rights which are owned by Fonix/ASI Corporation and such title has not been challenged (pending, or to the knowledge of the Borrowers, threatened) by others. All such patents, registered trademarks, service marks, and copyrights owned by Fonix/ASI Corporation are in good standing and are recorded on the public record in the name of Fonix/ASI Corporation, except for those failures to be in good standing and so recorded that would not, individually or in the aggregate, have a material adverse effect.

        (k) No Conflict. The execution, delivery and performance of this Amendment and each document executed and/or delivered in connection herewith by the Borrowers will not violate (i) any organizational documents of any Borrower, or (ii) any requirement of law affecting any of the Borrowers or any of their properties, and will not result in or require the creation (except as provided in or contemplated by this Amendment) of any security interest or lien upon any of such properties. None of the Borrowers is in violation of or default in any material respect under any requirement of law, and no condition exists that would, with the giving of notice or lapse of time, or both, constitute such a violation or default.

        (l) Loan Documents. Each Borrower represents and warrants to the Lender that each of the representations and warranties in the Loan Documents, including, without limitation, the April Loan Agreement (in Section 3 of the April Loan Agreement or elsewhere) are still true as of the date hereof.

        5. Confirmation. Except as specifically provided herein, all other terms and conditions of the April Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their original terms. Without limitation of the foregoing, Borrowers confirm that the new loans made by Lender pursuant to this Amendment shall be governed by, secured by and entitled to the benefit of the terms and conditions of the April Loan Agreement and the other Loan Documents.

         Each Borrower each hereby (a) consents to the execution of the Amendment To Promissory Note, the Amendment to Security Agreement, and each other document relating thereto, all of even date herewith, executed by each other Borrower, and (b) agrees and confirms that any and all documents and instruments securing any of their obligations shall be deemed to secure any obligation of such party as it may be amended or affected hereby.

        6.  References.  All  references  in the April Loan  Agreement  to "this
Agreement" shall hereafter be deemed to refer to the April Loan Agreement as amended hereby and as otherwise hereafter amended, supplemented or modified. All references in the Loan Documents shall hereafter be deemed to refer to the April Loan Agreement as amended hereby and as otherwise hereafter amended, supplemented or modified.

        7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

        IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Amendment as of the date first above written, by their respective officers hereunto duly authorized, under Massachusetts law as a document under seal.

WITNESS:                               FONIX CORPORATION


                                       By:/s/
-----------------------------             --------------------------------------
                                          Thomas A. Murdock
                                          President and Chief Executive Officer

WITNESS:                               FONIX/ASI CORPORATION


                                       By:/s/
-----------------------------             --------------------------------------
                                          Thomas A. Murdock
                                          President

WITNESS:                               LERNOUT & HAUSPIE SPEECH
                                         PRODUCTS N.V.


                                       By:/s/
-----------------------------             --------------------------------------
                                          Gaston Bastiaens
                                          President and Chief Executive Officer

                                    EXHIBIT A

                      Form of Amendment To Promissory Note

                                    EXHIBIT B

                     Form of Amendment To Security Agreement

                                    EXHIBIT C

                              Form of Legal Opinion

         (a) Fonix Corporation is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties, to carry on its business as now being conducted by it and to execute, deliver and perform each Loan Document (defined herein to include each Loan Document under either or both of the Loan Agreement dated as of May 19, 1999 between Fonix/ASI Corporation and Lender or the Loan Agreement dated as of April 22, 1999 among Fonix Corporation, Fonix/ASI Corporation, and Lender) to which it is a party.

         (b) Fonix/ASI Corporation is validly existing and in good standing as a corporation under the laws of the State of Utah and has full corporate power and authority to own, lease and operate its properties, to carry on its business as now being conducted by it and to execute, deliver and perform each Loan Document to which it is a party.

         (c) Each Loan Document constitutes the legal, valid and binding agreement of Fonix/ASI Corporation and/or Fonix Corporation, as applicable, enforceable against Fonix/ASI Corporation and/or Fonix Corporation, as applicable, in accordance with its terms.

         (d) The Common Stock Warrant dated as of May 19, 1999 constitutes the legal, valid and binding obligation of Fonix Corporation enforceable against Fonix Corporation in accordance with its terms.

         (e) The execution, delivery and performance by Fonix Corporation of each Loan Document and the consummation of the transactions contemplated thereby will not: (i) conflict with any term or provision of the certificate of incorporation or the by-laws of Fonix Corporation, (ii) result in any breach of, or constitute a default under, or result in the creation of any Lien (except as contemplated by the Loan Documents) in respect of any property of Fonix Corporation under any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument, including, without limitation any agreement with, or document or instrument delivered to Dragon Systems, Inc. ("Dragon"); (iii) conflict with or result in a breach of any terms, conditions or provisions of any judgment, decree or order of any court or governmental authority or agency to which Fonix Corporation or any of its properties are bound and which is known to us; or (iv) violate any provision of any United States Federal, State of Delaware, or Commonwealth of Massachusetts law or any rule or regulation of any United States Federal or State of Delaware or Commonwealth of Massachusetts governmental body applicable to Fonix Corporation.

         (f) The execution, delivery and performance by Fonix/ASI Corporation of each Loan Document and the consummation of the transactions contemplated thereby will not: (i) conflict with any term or provision of the certificate of incorporation or the by-laws of Fonix/ASI Corporation, (ii) result in any breach of, or constitute a default under, or result in the creation of any Lien (except as contemplated by the Loan Documents) in respect of any property of Fonix/ASI Corporation under any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument, including, without limitation any agreement with, or document or instrument delivered to Dragon;; (iii) conflict with or result in a breach of any terms, conditions or provisions of any judgment, decree or order of any court or governmental authority or agency to which Fonix/ASI Corporation or any of its properties are bound and which is known to us; or (iv) violate any provision of any United States Federal, State of Utah or Commonwealth of Massachusetts law or any rule or regulation of any United States Federal or State of Utah or Commonwealth of Massachusetts governmental body applicable to Fonix/ASI Corporation.

         (g) To the extent that Fonix Corporation has rights in the capital stock of Fonix/ASI Corporation and value has been given, the Pledge and Security Agreement creates a valid and enforceable security interest in such capital stock, to the extent that valid security interests can be created therein under the Uniform Commercial Code presently in effect in the State of Utah, the State of Delaware, and the Commonwealth of Massachusetts, in favor of the Lender, as security for the payment of the Obligations (as defined in the Security Agreement).

         (h) To the extent that Fonix/ASI Corporation has rights in the Collateral and value has been given, the Security Agreement creates a valid and enforceable security interest in such Collateral, to the extent that valid security interests can be created therein under the Uniform Commercial Code presently in effect in the State of Utah and the Commonwealth of Massachusetts, in favor of the Lender, as security for the payment of the Obligations (as defined in the Security Agreement).

         (i) The Financing Statements on Form UCC-1 naming Fonix/ASI Corporation as secured party to be filed in the filing offices in the State of Utah and the Commonwealth of Massachusetts, delivered in connection with the Loan Documents executed as of April 22, 1999, are in appropriate form and, when duly filed and indexed in the filing offices identified above, will result in the perfection of aforesaid security interests in the Collateral to the extent such security interests can be perfected under the Uniform Commercial Code, as in effect in such State, by the filing of a Financing Statement in such State. No further action will be required in order to perfect such security interests and to preserve protect and continue such perfection, except for the filing of periodic continuation statements with respect to such Financing Statements.

         (j) To our knowledge, there is no pending or threatened action, suit or proceeding before any court, governmental or regulatory authority, agency, commission or board arbitration, by or against Fonix Corporation or Fonix/ASI Corporation, which we believe could materially adversely affect either Fonix Corporation or Fonix/ASI Corporation.

         (k) The shares issuable upon the exercise of the Common Stock Warrant dated as of May 19, 1999 have been duly and validly authorized and, upon issuance, delivery and payment, as described in the Common Stock Warrant, will be validly issued, fully paid and nonassessable and free and clear of any preemptive or similar rights.

                                    EXHIBIT D


                                  Bank Accounts

       Borrower                Bank                Address of Bank                Bank Account No.

FONIX CORPORATION       Key Bank National   Salt Lake City, Utah           4450-1000-1292
                           Association                                     Account Name: Durham Jones &
                                                                                            Pinegar Trust Account

FONIX/ASI CORPORATION    Cambridge Trust    1336 Massachusetts Ave.        57-509-7-01
                             Company        Cambridge, MA 02138            Account Name:  Articulate Systems